UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 17, 2026

Hawkeye Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56332	83-0799093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7401 Carmel Executive Park Drive, Suite 315 Charlotte, NC	28226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 576-4953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm.

i.	On June 17, 2026, Hawkeye Systems, Inc. (the “Company”) dismissed Fruci & Associates II, PLLC (“Fruci”) its independent registered public accounting firm. The board of directors of the Company (the “Board”) approved such dismissal on June 17, 2026, subject to acceptance by the Company’s new independent registered public accounting firm of the Company as a client.

ii.	The Board participated in and approved the decision to change the Company’s independent registered public accounting firm.

iii.	Fruci’s reports on the financial statements of the Company as of and for the years ended June 30, 2024 and 2025 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

iv.	In connection with the audits of the financial statements of the Company for the years ended June 30, 2024 and 2025 and the subsequent interim period through June 17, 2026, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Fruci’s opinion to the subject matter of the disagreement.

v.	In connection with the audited financial statements of the Company for the year ended June 30, 2024 and 2025 and the subsequent interim period through June 17, 2026, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi.	The Company provided Fruci with a copy of this Current Report on Form 8-K and requested that Fruci furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Fruci, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm.

i.	On June 17, 2026, the Board appointed Grassi & Co., CPAs, P.C. (“Grassi”) as the Company’s new independent registered public accounting firm. The decision to engage Grassi was approved by the Board on June 17, 2026, subject to acceptance by the Company’s new independent registered public accounting firm of the Company as a client.

ii.	Prior to June 17, 2026, the Company did not consult with Grassi regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) of Regulation S-k or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2026, a majority of the stockholders of the Company approved the Hawkeye Digital, Inc. 2026 Equity Incentive Plan (the “Equity Incentive Plan”).

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The purpose of the Equity Incentive Plan is to attract and retain the best available personnel for positions of responsibility with the Company, to provide incentives to them and align their interests with those of the Company’s shareholders, and to thereby promote the Company’s long-term business success. Eligible participants are the employees, consultants and directors of the Company and its affiliates and such other individuals designated by the Committee, as defined in the Equity Incentive Plan, who are reasonably expected to become employees, consultants and directors after the receipt of awards under the Equity Incentive Plan.

The foregoing summary of the Equity Incentive Plan is qualified in its entirety by reference to the text of the Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2026, a written consent (the “Written Consent”) was delivered to the Board from Hawkeye Holdco, LLC (the “Majority Stockholder”), the holder of 242,017,296 shares, approximately 90.1% of the voting power, of the Company’s issued and outstanding common stock, par value $0.0001 per share. Pursuant to the Written Consent, the Majority Stockholder approved (i) an amendment (the “Amended and Restated Articles of Incorporation”) to the Company’s Articles of Incorporation to, among other things, effectuate (a) a corporate name change of the Company from “Hawkeye Systems, Inc.” to “Hawkeye Digital, Inc.,” (b) an increase in the total number of authorized shares of capital stock which the Company shall have authority to issue, from 450,000,000 shares, consisting of 400,000,000 shares of common stock and 50,000,000 shares of preferred stock, to 10,050,000,000 shares, consisting of 10,000,000,000 shares of common stock and 50,000,000 shares of preferred stock and (c) a reclassification of the Board into three classes, pursuant to which the directors in each class will serve for a three-year term, one class being elected each year by the Company’s stockholders; (ii) a reverse stock split of the Company’s issued and outstanding common stock by a ratio of not less than 1-for-2 nor greater than 1-for-20, (the “Reverse Stock Split”) with the implementation and exact effective date of the Reverse Stock Split to be determined at the discretion of the Board and included in a public announcement, at any time prior to June 17, 2027; and (iii) the Equity Incentive Plan. The information regarding the Equity Incentive Plan above in Item 5.02 is incorporated by reference into this Item 5.07.

The Company intends to file an Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, to the Securities and Exchange Commission. The Amended and Restated Articles of Incorporation will be filed with the Secretary of State of Nevada and will become effective on the twenty-first (21st) day after the Information Statement is mailed to the Company’s stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Hawkeye Digital, Inc. 2026 Equity Incentive Plan
16.1	Letter from Fruci & Associates II, PLLC dated June 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKEYE SYSTEMS, INC.

Date: June 22, 2026	By:	/s/ David Wachsman
	Name:	David Wachsman
	Title:	President

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